UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 11, 2007

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-32866	20-4427296
(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Blvd., Jacksonville, FL	32256
(Address of Principal Executive Offices)	(Zip Code)

904-996-2810

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 10, 2007, a purported class action shareholder complaint entitled Satuloff Brothers Nevada, Inc v. Armando Codina, et. al was filed against Florida East Coast Industries, Inc., the members of its board of directors and Fortress Investment Group, LLC., and certain of its affiliates (Fortress). The named plaintiff proposes to represent a class of the Company’s shareholders and claims, among other things, that in connection with the proposed acquisition of the Company by Fortress, the directors breached their fiduciary duties of due care, and duty of loyalty by failing to maximize shareholder value and by creating deterrents to third party offers. Among other things, the complaint seeks class action status, a court order enjoining the consummation of the merger and directing the defendants to take appropriate steps to maximize shareholder value and compensatory damages. While the lawsuit is in its preliminary stage, the Company believes that the claims in the lawsuit are without merit and intends to vigorously defend it.

Important Additional Information Will be Filed with the SEC

Florida East Coast Industries plans to file with the SEC a proxy statement in connection with the transaction. FECI shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about FECI, Fortress and the proposed transaction. The final proxy statement will be mailed to shareholders of FECI. In addition to the documents described above, FECI files annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement and other relevant materials (when they become available), and any other documents filed with the SEC by FECI, are available without charge at the SEC’s website at http://www.sec.gov, or at FECI’s website at http://www.feci.com.

Participants in Solicitation

Neither Florida East Coast Industries nor Fortress is currently engaged in a solicitation of proxies from the shareholders of FECI in connection with the proposed transaction. If a proxy solicitation commences, FECI, Fortress and their respective directors and officers and other members of management may be deemed to be participants in such solicitation. Information regarding FECI directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2006, and its proxy statement, dated April 25, 2007, for its 2007 annual meeting of shareholders, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

BY:	/s/ Heidi J. Eddins
Heidi J. Eddins
Executive Vice President,
General Counsel & Corporate Secretary

Dated: May 11, 2007